UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00579

T. Rowe Price Growth Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

Growth Stock Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The broad market, measured by the S&P 500 Index, was virtually flat during the first six months of 2015, posting its weakest first half since 2010. Stocks sputtered to a close as the Federal Reserve signaled its intention to raise short-term interest rates sometime this year, should conditions warrant such a move. Turmoil in Greece and, more significantly, in China added to equities’ lackluster performance. Large-cap growth stocks performed reasonably well, propelled by strength in the health care sector.

PERFORMANCE COMPARISON

The Growth Stock Fund returned 7.12% during the past six months compared with 3.96% for the benchmark Russell 1000 Growth Index and 4.42% for the Lipper Large-Cap Growth Funds Index, which measures the performance of similarly managed funds. The return for the S&P 500 Index was 1.23%. (Performance was lower for the Advisor and R Class funds, reflecting their different fee structures.) The Growth Stock Fund continued to do well within its Lipper peer group during the 1-, 3-, 5-, and 10-year periods ended June 30, 2015. It ranked 114 of 699, 107 of 630, 58 of 543, and 56 of 396 funds in the large-cap growth funds category for the 1-, 3-, 5-, and 10-year periods, respectively.

MARKET ENVIRONMENT

The U.S. economy contracted at an annualized rate of 0.2% in the first quarter of 2015, due in part to harsh winter weather, a West Coast ports strike, and plunging oil prices. Growth, however, has picked up in the last few months. The current bull market is now into its seventh year, longer than those of the past 75 years. The economic recovery in the aftermath of the 2008 meltdown, however, has been slow in coming and has yet to return to its long-term trend. The grudging recovery is fairly typical of periods following debt-driven financial crises. This explains to a great extent the length of the current bull-market cycle and has transpired consistent with our “lower for longer” view.

Stocks entered a tight trading range at the beginning of February, as investors confronted several headwinds that stalled their upward momentum. The strong dollar led to reduced demand for U.S. products, crimping corporate profit growth. In addition, the specter of rising interest rates as the Fed begins a shift to a tighter monetary policy, combined with declining activity in the energy sector, dampened investor enthusiasm for higher-risk assets. Exogenous concerns center on the impasse over Greece and, more important, the economic slowdown in China with its potential for ripple effects throughout the global economy.

However, the investment environment did enjoy some tailwinds. Chief among them were improving data on the labor front with declining unemployment, reasonable stock valuations with many stocks trading just slightly above their historical price/earnings multiples, low inflation despite the prospect for Fed rate hikes down the road, a broadly stronger U.S. housing market, renewed merger and acquisition activity, and healthy stock buybacks and dividend increases. Inflation remains constrained but has shown signs of picking up, which could prompt the Fed to start raising short-term interest rates later this year, depending on the strength of the economy and developments overseas. The pace of rate hikes, however, is likely to be gradual.

INVESTMENT STRATEGY

When I began managing the fund in January 2014, I laid out our investment strategy. We remain squarely focused on this journey, which is to apply the tried and tested approach that embodies our investment philosophy and process to growth investing. Remaining true to our discipline and consistency while focusing on companies’ long-term investment merits will remain our hallmark. Markets continually exhibit volatility resulting from fear and provide us with opportunities to purchase equities that we believe are mispriced intrinsically relative to their long-term prospects. I remain vigilant in taking advantage of these opportunities.

Over the years, I have found that in the search for outperformance in growth investing, it is critical to seek companies in which the market has underestimated durability or pace of growth. If you can find companies that are underestimated on both measures, they tend to produce the most powerful investment results. On the flipside, it is also important to identify where the market is overestimating these attributes. Those are typically the investments to avoid. The market tends to eventually appreciate the pace of growth more quickly than it does the durability of growth, so getting the latter right can be more valuable in the quest for outperformance.

My core focus is to seek out secular winners with the potential to become much larger companies over time. In many cases, the most compelling investments will be those companies that are innovative disruptors, driving lasting change within their sectors. We hope to identify them through our rigorous framework driven by sector and company fundamentals, partnering closely with our talented global team of research analysts. I am also taking a more holistic approach to growth investing by striving to identify equities that present attractive cyclical growth opportunities. In addition, I am targeting what I broadly characterize as unique situations that can result in powerful growth investment theses. For example, these will include individual companies going through value to growth transitions, industry participants exposed to powerful and long-lasting industry structural change, and roll-ups led by extremely talented management teams in fragmented industries where capital has been allocated poorly.

PORTFOLIO REVIEW

Health care stocks were our stellar performers throughout the first six months of 2015, as we were overweight our benchmark and benefited from solid returns from several key holdings. Our major contributors within the group included biotech company Pharmacyclics, which was acquired by Abbvie, and managed care provider Humana, which has agreed to be acquired by Aetna. Other important contributors included biotech companies Incyte and Biomarin, along with pharmaceutical giant Valeant Pharmaceuticals International. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We are currently witnessing a seismic shift within the sector, with various companies gearing up for a trend toward consolidation as the U.S. health care system undergoes extensive changes. Merger and acquisition activity played an important role, as noted, with deals announced or closed between Phramacyclics and Abbvie, Aetna and Humana, Valeant and Salix Pharmaceuticals, and other major firms within the sector.

Beyond health care, other positions also benefited fund results during the first half. Amazon.com did well after it increased disclosure specifically about its giant cloud computing business, AWS, which grew 49% in 2014, generating $4.6 billion in revenue. First-quarter 2015 results were also impressive, indicating that the business is accelerating even off a larger base. Netflix and Tesla Motors were other big stocks for the portfolio during the period.

Not all of our positions worked, as our selections in the industrials and business services sector were less than ideal. Airlines were especially disappointing. Stock prices fell despite the drop in oil prices, which intuitively would have benefited the companies’ bottom lines. Investors have become worried about carriers broadly ramping up domestic capacity growth, although the industry participants quickly moved to quell this concern. American Airlines and United Continental trimmed results in the first half of 2015 despite the favorable long-term structural change across the industry. Other laggards included gaming stocks Wynn Resorts and MGM Resorts, largely due to an ongoing crackdown on corruption by the Chinese government, which has materially pressured the key market of Macau.

OUTLOOK

As we look ahead to the second half of 2015, our key concerns are the events unfolding in Greece and China. While Greece captured most of the headlines toward the end of the first half, the situation in China is potentially more worrisome considering the size of its economy. The ripple effects from the world’s second-largest economy could affect global economic growth to a far greater extent than Greece would if conditions in China continue to deteriorate.

Aside from these macroeconomic headwinds, the equity market strength during the past five years has made it more and more challenging to unearth attractive investment opportunities outside of a few key sectors. We are positioned most heavily in health care stocks, where the fundamentals remain sound and valuations are reasonable relative to the growth prospects. The sector has also benefited from merger and acquisition activity, which we expect to continue. In addition, we have a fairly high degree of confidence in our consumer discretionary and information technology stocks.

Moving forward, our focus will be to continue to identify “all seasons” growth companies with the ability to grow earnings in the face of a possibly volatile macro environment. Equities remain an attractive asset class, particularly when compared with other areas of the market, such as long-term fixed income. Nearly half of our exposure in IT is in the Internet software and service industry, including bellwether names Google, Facebook, and LinkedIn. We have confidence in our consumer discretionary holdings—Amazon.com, Netflix, and Priceline, as well as in our major health care positions, particularly in the biotech segment.

Thank you for your ongoing support.

Respectfully submitted,

Joseph B. Fath
Chairman of the fund’s Investment Advisory Committee

July 17, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Earnings growth rate—current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio—current fiscal year: P/E is a valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for a company’s current earnings.

Price-to-earnings (P/E) ratio—next fiscal year: P/E is a valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s expected earnings growth in the next fiscal year.

Price-to-earnings (P/E) ratio—12 months forward: P/E is a valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE)—current fiscal year: ROE is a valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). Return on equity measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Growth Index: A market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/15
Google	5.1%
Amazon.com	4.7
Priceline	3.1
Visa	2.9
Apple	2.8
Danaher	2.6
Valeant Pharmaceuticals International	2.6
Allergan	2.5
Facebook	2.5
MasterCard	2.3
Gilead Sciences	2.3
McKesson	2.2
Microsoft	2.1
Alexion Pharmaceuticals	1.9
Biogen	1.9
Boeing	1.6
Celgene	1.6
Walt Disney	1.6
American Tower	1.6
Alibaba Group Holding	1.5
Salesforce.com	1.4
Tesla Motors	1.4
Baidu	1.3
American Airlines	1.3
Morgan Stanley	1.3
Total	56.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 51.95	$ 52.57	$ 37.78	$ 31.83	$ 32.15	$ 27.51
Investment activities						
Net investment income[(1)]	0.01	0.02	–[(2)]	0.09	0.01	0.02
Net realized and unrealized gain / loss	3.69	4.51	14.81	5.93	(0.32)	4.64
Total from investment activities	3.70	4.53	14.81	6.02	(0.31)	4.66
Distributions						
Net investment income	–	–	(0.02)	(0.07)	(0.01)	(0.02)
Net realized gain	–	(5.15)	–	–	–	–
Total distributions	–	(5.15)	(0.02)	(0.07)	(0.01)	(0.02)
NET ASSET VALUE						
End of period	**$ 55.65**	**$ 51.95**	**$ 52.57**	**$ 37.78**	**$ 31.83**	**$ 32.15**

Ratios/Supplemental Data

Total return[(3)]	**7.12%**	**8.83%**	**39.20%**	**18.92%**	**(0.97)%**	**16.93%**
Ratio of total expenses to average net assets	0.67%[(4)]	0.68%	0.69%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	0.04%[(4)]	0.04%	0.00%	0.25%	0.04%	0.06%
Portfolio turnover rate	20.2%	36.5%	34.7%	31.1%	29.5%	42.2%
Net assets, end of period (in millions)	$ 40,305	$ 38,583	$ 37,244	$ 27,354	$ 22,840	$ 22,080

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 51.23	$ 51.91	$ 37.39	$ 31.51	$ 31.90	$ 27.33
Investment activities						
Net investment income (loss)(1)	(0.06)	(0.11)	(0.11)	0.01	(0.06)	(0.05)
Net realized and unrealized gain / loss	3.64	4.45	14.64	5.87	(0.33)	4.62
Total from investment activities	3.58	4.34	14.53	5.88	(0.39)	4.57
Distributions						
Net investment income	–	–	(0.01)	–	–	–
Net realized gain	–	(5.02)	–	–	–	–
Total distributions	–	(5.02)	(0.01)	–	–	–
NET ASSET VALUE						
End of period	**$ 54.81**	**$ 51.23**	**$ 51.91**	**$ 37.39**	**$ 31.51**	**$ 31.90**

Ratios/Supplemental Data

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Total return(2)	**6.99%**	**8.57%**	**38.86%**	**18.66%**	**(1.22)%**	**16.72%**
Ratio of total expenses to average net assets	0.92%(3)	0.92%	0.93%	0.93%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	(0.21)%(3)	(0.20)%	(0.25)%	0.02%	(0.19)%	(0.17)%
Portfolio turnover rate	20.2%	36.5%	34.7%	31.1%	29.5%	42.2%
Net assets, end of period (in millions)	$ 3,666	$ 3,435	$ 3,333	$ 2,340	$ 1,806	$ 1,957

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights
For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 50.16	$ 50.94	$ 36.78	$ 31.08	$ 31.54	$ 27.11
Investment activities						
Net investment loss(1)	(0.12)	(0.24)	(0.22)	(0.09)	(0.15)	(0.12)
Net realized and unrealized gain / loss	3.55	4.35	14.38	5.79	(0.31)	4.55
Total from investment activities	3.43	4.11	14.16	5.70	(0.46)	4.43
Distributions						
Net realized gain	–	(4.89)	–	–	–	–
NET ASSET VALUE						
End of period	**$ 53.59**	**$ 50.16**	**$ 50.94**	**$ 36.78**	**$ 31.08**	**$ 31.54**

Ratios/Supplemental Data

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Total return(2)	**6.84%**	**8.27%**	**38.50%**	**18.34%**	**(1.46)%**	**16.34%**
Ratio of total expenses to average net assets	1.18%(3)	1.18%	1.19%	1.20%	1.20%	1.20%
Ratio of net investment loss to average net assets	(0.46)%(3)	(0.46)%	(0.51)%	(0.25)%	(0.46)%	(0.44)%
Portfolio turnover rate	20.2%	36.5%	34.7%	31.1%	29.5%	42.2%
Net assets, end of period (in thousands)	$ 988,723	$ 975,726	$ 991,322	$ 731,253	$ 619,117	$ 731,591

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 98.8%		
CONSUMER DISCRETIONARY 23.9%		
Auto Components 0.9%		
Borg-Warner	3,106,400	176,568
Delphi Automotive	2,765,100	235,282
		411,850
Automobiles 1.4%		
Tesla Motors (1)	2,294,900	615,630
		615,630
Hotels, Restaurants & Leisure 3.1%		
Chipotle Mexican Grill (1)	380,322	230,091
Las Vegas Sands	4,298,700	225,983
MGM Resorts International (1)	19,877,875	362,771
Starbucks	9,586,740	513,993
Wynn Resorts	540,640	53,345
		1,386,183
Internet & Catalog Retail 9.8%		
Amazon.com (1)	4,830,400	2,096,828
Flipkart, Acquisition Date: 3/19/15, Cost $9,963 (1)(2)(3)(4)	87,398	12,431
JD.com, ADR (1)	5,933,500	202,332
Netflix (1)	482,100	316,711
Priceline (1)	1,207,714	1,390,526
Vipshop Holdings, ADR (1)	17,676,580	393,304
		4,412,132
Media 1.6%		
Walt Disney	6,180,600	705,454
		705,454
Specialty Retail 5.2%		
AutoZone (1)	750,900	500,775
CarMax (1)	5,346,800	354,012
Home Depot	2,584,600	287,227

Lowe's	7,818,500	523,605
Ross Stores	4,695,300	228,238
TSC	5,173,749	465,327
		2,359,184
Textiles, Apparel & Luxury Goods 1.9%		
Hanesbrands	13,602,600	453,238
Nike, Class B	2,703,200	292,000
Under Armour (1)	1,492,800	124,559
		869,797
Total Consumer Discretionary		10,760,230
CONSUMER STAPLES 2.7%		
Food & Staples Retailing 2.3%		
Costco Wholesale	1,233,800	166,637
CVS Health	4,451,300	466,852
Walgreens Boots Alliance	4,817,800	406,815
		1,040,304
Personal Products 0.4%		
Estee Lauder, Class A	2,107,500	182,636
		182,636
Total Consumer Staples		1,222,940
ENERGY 1.3%		
Oil, Gas & Consumable Fuels 1.3%		
Concho Resources (1)	796,000	90,633
Continental Resources (1)	1,965,821	83,331
EQT	2,324,000	189,034
Pioneer Natural Resources	896,100	124,280
Range Resources	2,290,123	113,086
Total Energy		600,364

FINANCIALS 6.1%		
Capital Markets 2.9%		
BlackRock	556,000	192,365
Morgan Stanley	14,505,800	562,680
State Street	3,925,500	302,264
TD Ameritrade Holding	6,616,200	243,608
		1,300,917
Diversified Financial Services 0.7%		
Intercontinental Exchange	1,450,036	324,242
		324,242
Real Estate Investment Trusts 2.5%		
American Tower, REIT	7,523,700	701,886
Crown Castle International, REIT	4,810,200	386,259
WeWork, Class A, Acquisition Date: 6/23/15 Cost $4,592 (1)(2)(3)	139,609	4,592
		1,092,737
Total Financials		2,717,896
HEALTH CARE 24.1%		
Biotechnology 10.8%		
Alexion Pharmaceuticals (1)	4,793,906	866,594
Alnylam Pharmaceuticals (1)	266,800	31,981
Biogen (1)	2,125,500	858,574
BioMarin Pharmaceutical (1)	2,247,900	307,468
Celgene (1)	6,124,300	708,796
Gilead Sciences	8,811,700	1,031,674
Incyte (1)	3,448,872	359,407
Regeneron Pharmaceuticals (1)	761,100	388,260
Vertex Pharmaceuticals (1)	2,515,700	310,639
		4,863,393

Health Care Equipment & Supplies 1.3%		
Intuitive Surgical (1)	1,161,003	562,506
		562,506
Health Care Providers & Services 6.0%		
Anthem	2,862,100	469,785
Cigna	2,101,000	340,362
Humana	2,135,930	408,561
McKesson	4,333,600	974,236
UnitedHealth Group	4,082,539	498,070
		2,691,014
Pharmaceuticals 6.0%		
AbbVie	1,579,158	106,104
Allergan (1)	3,676,487	1,115,667
Bristol-Myers Squibb	4,815,700	320,437
Valeant Pharmaceuticals International (1)	5,201,600	1,155,535
		2,697,743
Total Health Care		10,814,656
INDUSTRIALS & BUSINESS SERVICES 11.0%		
Aerospace & Defense 2.5%		
Boeing	5,167,300	716,808
Precision Castparts	1,959,900	391,725
		1,108,533
Air Freight & Logistics 0.8%		
FedEx	2,176,600	370,893
		370,893
Airlines 1.7%		
American Airlines	14,505,300	579,269
United Continental (1)	3,810,600	202,000
		781,269

Commercial Services & Supplies 0.2%		
IHS (1)	600,600	77,255
		77,255
Industrial Conglomerates 3.7%		
Danaher	13,663,900	1,169,493
Roper Technologies	2,852,000	491,856
		1,661,349
Machinery 1.3%		
Flowserve	4,281,700	225,475
Wabtec	4,033,800	380,145
		605,620
Road & Rail 0.8%		
Canadian Pacific Railway	1,455,400	233,199
J.B. Hunt Transport Services	1,366,700	112,192
		345,391
Total Industrials & Business Services		4,950,310
INFORMATION TECHNOLOGY 28.1%		
Communications Equipment 0.2%		
Palo Alto Networks (1)	636,200	111,144
		111,144
Internet Software & Services 13.0%		
58.com, ADR (1)	1,058,000	67,776
Akamai Technologies (1)	2,174,200	151,803
Alibaba Group Holding, ADR (1)	8,241,503	678,028
Baidu, ADR (1)	2,970,500	591,367
Dropbox, Class A, Acquisition Date: 11/7/14 Cost $73,547 (1)(2)(3)(4)	3,850,404	73,547
Facebook (1)	12,927,700	1,108,744
Google, Class A (1)	2,107,900	1,138,350
Google, Class C	2,228,893	1,160,161

LinkedIn (1)	1,952,200	403,383
Pandora Media (1)	3,850,700	59,840
Tencent Holdings (HKD)	20,146,600	402,332
		5,835,331
IT Services 5.8%		
Fiserv (1)	3,079,200	255,050
MasterCard, Class A	11,186,900	1,045,752
Visa, Class A	19,539,200	1,312,057
		2,612,859
Semiconductor & Semiconductor Equipment 0.3%		
ASML Holding	1,217,100	126,737
		126,737
Software 6.0%		
Microsoft	21,471,500	947,967
Mobileye (1)	4,525,574	240,625
NetSuite (1)	2,146,800	196,969
Red Hat (1)	3,094,600	234,973
Salesforce.com (1)	9,200,800	640,651
ServiceNow (1)	3,519,300	261,519
Workday (1)	2,242,700	171,320
		2,694,024
Technology Hardware, Storage & Peripherals 2.8%		
Apple	9,938,400	1,246,524
		1,246,524
Total Information Technology		12,626,619
MATERIALS 1.6%		
Chemicals 1.3%		
Ashland	1,646,900	200,757
Sherwin-Williams	1,370,300	376,860
		577,617

FINANCIALS 0.1%		
Real Estate Investment Trusts 0.1%		
WeWork, Series E, Acquisition Date: 6/23/15 Cost $41,323 (1)(2)(3)	1,256,420	41,323
Total Financials		41,323
INFORMATION TECHNOLOGY 0.0%		
Internet Software & Services 0.0%		
Living Social, Series F, Acquisition Date: 11/18/11 Cost $16,255 (1)(2)(3)	2,113,733	387
Total Information Technology		387
Total Convertible Preferred Stocks (Cost $120,886)		186,470
SHORT-TERM INVESTMENTS 0.4%		
Money Market Funds 0.4%		
T. Rowe Price Reserve Investment Fund, 0.07% (4)(5)	187,342,788	187,343
Total Short-Term Investments (Cost $187,343)		187,343
Total Investments in Securities 99.9% of Net Assets (Cost $26,050,239)		**$ 44,933,890**

‡ Shares are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $422,375 and represents 0.9% of net assets.

(3) Level 3 in fair value hierarchy. See Note 2.

(4) Affiliated Companies

(5) Seven-day yield

ADR American Depository Receipts

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/15	Value 12/31/14
Dropbox, Class A	$ —	$ —	$ —	$ 73,547	$ 73,547
Flipkart	9,963	—	—	12,431	—
Flipkart, Series A	3,402	—	—	4,244	—
Flipkart, Series C	6,004	—	—	7,491	—
Flipkart, Series E	11,164	—	—	13,930	—
Flipkart, Series G	—	—	—	63,689	53,623
Flipkart, Series H	55,981	—	—	55,981	—
T. Rowe Price Reserve Investment Fund, 0.07%	¤	¤	157	187,343	608,027
T. Rowe Price Short-Term Reserve Fund, 0.06%	¤	¤	—^	—	11,483
Totals			$ 157	$ 418,656	$ 746,680

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 401,027
Dividend income	157
Interest income	—
Investment income	$ 157
Realized gain (loss) on securities	$ —
Capital gain distributions from mutual funds	$ —

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $26,050,239)	$ 44,933,890
Receivable for investment securities sold	341,976
Receivable for shares sold	30,793
Dividends receivable	10,645
Other assets	5,259
Total assets	45,322,563
Liabilities	
Payable for investment securities purchased	281,053
Payable for shares redeemed	50,947
Investment management fees payable	19,562
Due to affiliates	1,797
Other liabilities	10,217
Total liabilities	363,576
NET ASSETS	**$ 44,958,987**
Net Assets Consist of:	
Undistributed net investment income	$ 1,924
Accumulated undistributed net realized gain	1,961,155
Net unrealized gain	18,883,596
Paid-in capital applicable to 809,592,300 shares of $1.00 par value capital stock outstanding; 1,500,000,000 shares authorized	24,112,312
NET ASSETS	**$ 44,958,987**
NET ASSET VALUE PER SHARE	
Investor Class	
($40,304,640,304 / 724,261,227 shares outstanding)	**$ 55.65**
Advisor Class	
($3,665,623,743 / 66,882,838 shares outstanding)	**$ 54.81**
R Class	
($988,723,313 / 18,448,235 shares outstanding)	**$ 53.59**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,924	$ 3,149
Net realized gain	1,698,158	5,241,896
Change in net unrealized gain / loss	1,347,270	(1,661,715)
Increase in net assets from operations	3,047,352	3,583,330
Distributions to shareholders		
Net realized gain		
Investor Class	–	(3,502,818)
Advisor Class	–	(308,042)
R Class	–	(89,811)
Decrease in net assets from distributions	–	(3,900,671)
Capital share transactions*		
Shares sold		
Investor Class	2,519,509	7,696,036
Advisor Class	407,548	829,169
R Class	93,961	216,146
Distributions reinvested		
Investor Class	–	3,319,953
Advisor Class	–	306,330
R Class	–	89,808
Shares redeemed		
Investor Class	(3,542,981)	(9,397,737)
Advisor Class	(414,055)	(1,008,348)
R Class	(145,643)	(309,982)
Increase (decrease) in net assets from capital share transactions	(1,081,661)	1,741,375
Net Assets		
Increase during period	1,965,691	1,424,034
Beginning of period	42,993,296	41,569,262
End of period	**$ 44,958,987**	**$ 42,993,296**
Undistributed net investment income	1,924	–

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Growth Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth through investments in stocks. The fund has three classes of shares: the Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since April 11, 1950; the Growth Stock Fund–Advisor Class (Advisor Class), offered since December 31, 2001; and the Growth Stock Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $230,000 for the six months ended June 30, 2015.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2015, the fund realized $246,980,000 of net gain on $424,121,000 of in-kind redemptions.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2015, totaled $98,918,000 for the six months ended June 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2015, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $8,914,549,000 and $9,759,072,000, respectively, for the six months ended June 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2014, the fund had $2,838,000 of available capital loss carryforwards.

At June 30, 2015, the cost of investments for federal income tax purposes was $26,163,252,000. Net unrealized gain aggregated $18,770,584,000 at period-end, of which $19,201,281,000 related to appreciated investments and $430,697,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $85,000 for Price Associates; $1,391,000 for T. Rowe Price Services, Inc.; and $3,341,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2015, the fund was allocated $321,000 of Spectrum Funds’ expenses and $16,190,000 of Retirement Funds’ expenses. Of these amounts, $6,880,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, approximately 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 44% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,583,847 shares of the Investor Class, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Fund’s Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was below the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class and Advisor Class) was below the median for comparable funds and the total expense ratio (for the R Class) was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth Stock Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015